                      FIRST AMENDMENT AND SUPPLEMENT TO
                               CREDIT AGREEMENT

                                  BY AND AMONG

                         KELLEY OPERATING COMPANY, LTD.
                                      AND
                            KELLEY OIL CORPORATION,
                                 AS BORROWERS,


                         KELLEY OIL & GAS CORPORATION,
                        KELLEY OIL & GAS PARTNERS, LTD.,
           KELLEY PARTNERS 1992 DEVELOPMENT DRILLING JOINT VENTURE,
           KELLEY PARTNERS 1994 DEVELOPMENT DRILLING JOINT VENTURE,
              KELLEY PARTNERS 1992 DEVELOPMENT DRILLING PROGRAM,
                                        AND
               KELLEY PARTNERS 1994 DEVELOPMENT DRILLING PROGRAM,
                                   AS GUARANTORS,


                               BANK OF MONTREAL,
                                   AS AGENT,
                                  UNION BANK,
                                  AS CO-AGENT
                                      AND
                         THE LENDERS SIGNATORY HERETO


                          DATED AS OF JUNE 19, 1995

                              TABLE OF CONTENTS

                                                                           Page

                            ARTICLE I. DEFINITIONS

Section 1.01   TERMS DEFINED ABOVE........................................   1
Section 1.02   TERMS DEFINED IN CREDIT AGREEMENT..........................   2
Section 1.03   OTHER DEFINITIONAL PROVISIONS..............................   2


                 ARTICLE II.  AMENDMENTS TO CREDIT AGREEMENT

Section 2.01   AMENDMENTS AND SUPPLEMENTS TO DEFINITIONS..................   2
Section 2.02   AMENDMENTS AND SUPPLEMENTS TO ARTICLE II...................   3
Section 2.03   AMENDMENTS AND SUPPLEMENTS TO ARTICLE VII..................   5
Section 2.04   AMENDMENTS AND SUPPLEMENTS TO ARTICLE VIII.................   6
Section 2.05   AMENDMENTS AND SUPPLEMENTS TO ARTICLE IX...................   6
Section 2.06   AMENDMENTS AND SUPPLEMENTS TO ARTICLE X....................   7


                           ARTICLE III. CONDITIONS

Section 3.01   LOAN DOCUMENTS.............................................   7
Section 3.02   CORPORATE PROCEEDINGS OF LOAN PARTIES......................   7
Section 3.03   REPRESENTATIONS AND WARRANTIES.............................   8
Section 3.04   NO DEFAULT.................................................   8
Section 3.05   NO CHANGE...................................................  8
Section 3.06   SECURITY INSTRUMENTS........................................  8
Section 3.07   SENIOR NOTES AND BANK FACILITIES EVENTS.....................  8
Section 3.08   OTHER INSTRUMENTS OR DOCUMENTS AND PAYMENT OF LEGAL FEES....  8


                          ARTICLE IV. MISCELLANEOUS

Section 4.01   ADOPTION, RATIFICATION AND CONFIRMATION OF CREDIT
               AGREEMENT..................................................   9
Section 4.02   RATIFICATION AND AFFIRMATION OF GUARANTY...................   9
Section 4.03   SUCCESSORS AND ASSIGNS.....................................   9
Section 4.04   COUNTERPARTS...............................................   9
Section 4.05   NUMBER AND GENDER..........................................   9
Section 4.06   ENTIRE AGREEMENT...........................................   9
Section 4.07   INVALIDITY.................................................  10
Section 4.08   TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS...............  10
Section 4.09   GOVERNING LAW..............................................  10

                       FIRST AMENDMENT AND SUPPLEMENT TO
                               CREDIT AGREEMENT

     This FIRST AMENDMENT AND SUPPLEMENT TO CREDIT AGREEMENT (this "FIRST AMENDMENT") executed effective as of the 19th day of June, 1995 (the "EFFECTIVE DATE"), is by and among KELLEY OIL CORPORATION, a Delaware corporation ("KOC"), KELLEY OPERATING COMPANY, LTD., a limited partnership formed under the laws of the State of Texas ("KELLEY OPERATING"; KOC and Kelley Operating, collectively, the "BORROWERS"); KELLEY OIL & GAS CORPORATION, a Delaware corporation, (the "PARENT"), KELLEY OIL & GAS PARTNERS, LTD., a limited partnership formed under the laws of the State of Texas ("KELLEY PARTNERS"), KELLEY PARTNERS 1992 DEVELOPMENT DRILLING JOINT VENTURE, a general partnership formed under the laws of the State of Texas ("92 JV"), KELLEY PARTNERS 1994 DEVELOPMENT DRILLING JOINT VENTURE, a general partnership formed under the laws of the State of Texas ("94 JV"), KELLEY PARTNERS 1992 DEVELOPMENT DRILLING PROGRAM, a Texas limited partnership ("92 DDP") and KELLEY PARTNERS 1994 DEVELOPMENT DRILLING PROGRAM, a Texas limited partnership ("94 DDP"; the Parent, Kelley Partners, 92 JV, 94 JV, 92 DDP and 94 DDP, collectively, the "GUARANTORS"); each of the lenders that is a signatory hereto or which becomes a signatory hereto as provided in Section
12.06 (individually, together with its successors and assigns, a "LENDER" and, collectively, the "LENDERS"); BANK OF MONTREAL, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT"); and UNION BANK, as co-agent for the Lenders (in such capacity, together with its successors in such capacity, the "CO-AGENT").

                             W I T N E S S E T H:

     WHEREAS, Borrowers, Guarantors, Agent and Lenders are parties to that certain Credit Agreement dated as of February 7, 1995 (the "CREDIT AGREEMENT"), pursuant to which the Lenders agreed to make loans to Borrowers; and

     WHEREAS, the Borrowers, Guarantors and Lenders desire to amend the Credit Agreement in the particulars hereinafter provided:

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                          ARTICLES I. DEFINITIONS

     Section 1.01 TERMS DEFINED ABOVE. As used in this First Amendment, each of the terms "92 DDP", "94 DDP", "92 JV", "94 JV", "AGENT", "BORROWERS", "CO-AGENT", "CREDIT AGREEMENT", "EFFECTIVE DATE", "FIRST AMENDMENT", "GUARANTORS", "KELLEY OPERATING", "KELLEY PARTNERS", "KOC", "LENDER" AND "PARENT", shall have the meaning assigned to such term hereinabove.

     Section 1.02 TERMS DEFINED IN CREDIT AGREEMENT. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

     Section 1.03  OTHER DEFINITIONAL PROVISIONS.

             (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto", and "hereunder" when used in this First Amendment shall refer to this First Amendment as a whole and not to any particular Article, Section, subsection or provision of this First Amendment.

             (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this First Amendment unless otherwise specified.

                 ARTICLE II.  AMENDMENTS TO CREDIT AGREEMENT

     Borrowers, Guarantors, Agent and Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

     Section 2.01  AMENDMENTS AND SUPPLEMENTS TO DEFINITIONS.

             (a) The following terms, which are defined in Section 1.02 of the Credit Agreement, are hereby amended in their entirety to read as follows:

                   "AGREEMENT" shall mean this Credit Agreement, as amended
             and supplemented by this First Amendment and as the same may from time to time be further amended or supplemented.

                   "AGGREGATE MAXIMUM CREDIT AMOUNTS" at any time shall equal the sum of the Maximum Credit Amounts of the Lenders
             ($40,000,000) as the same may be reduced pursuant to Section
             2.03(b)

                   "MAJORITY LENDERS" shall mean, at any time while no Loans
             are outstanding, Lenders (including the Agent) having at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Commitments and, at any time while Loans are outstanding, Lenders (including the Agent) holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding aggregate principal amount of the Loans (without regard to any sale by a Lender of a participation in any Loan under Section 12.06(c)).

                   "MAXIMUM CREDIT AMOUNT" shall mean, as to each Lender, the amount set forth opposite such Lender's name on Exhibit G-1 attached to the First Amendment under the caption "Maximum Credit Amounts" (as the same may be reduced pursuant to Section 2.03(b) hereof pro rata to each Lender based on its Percentage Share), as modified from time to time to reflect any assignments permitted by Section 12.06(b).

                   "PERCENTAGE SHARE" shall mean the percentage of the
             Aggregate Commitments to be provided by a Lender under this Agreement as indicated on Exhibit G-1 attached to the First Amendment, hereto, as modified from time to time to reflect any assignments permitted by Section 12.06(b).

                   "TRANSFER" shall have the meaning assigned to such term in
             Section 2.07(d).

             (b) Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions where alphabetically appropriate, which read in their entirety as follows:

                   "FIRST AMENDMENT" shall mean that certain First Amendment
             and Supplement to Credit Agreement dated as of June 19, 1995, by and among the Borrowers, Guarantors, Agent and Lenders.

                   "FIRST AMENDMENT EFFECTIVE DATE" means June 19, 1995.

                   "INDENTURE" means the indenture dated as of June 15, 1995, between the Parent and Chemical Bank, as Trustee, under which the Senior Notes have been issued, as amended, supplemented or otherwise modified.

                   "SENIOR NOTES" means the unsecured 13-1/2% Senior Notes
             Due 1999 issued by the Parent under the terms and provisions of the Indenture, in the aggregate principal amount of $100,000,000, and maturing June 15, 1999.

     Section 2.02  AMENDMENTS AND SUPPLEMENTS TO ARTICLE II.

             (a) Section 2.04(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                   "(a)  COMMITMENT FEE. The Borrowers shall pay to the Agent for the account of each Lender a commitment fee on the daily average unused amount of the Aggregate Commitments for the period from and including the First Amendment Effective Date up to, but excluding, the earlier of the date the Aggregate Commitments are terminated or the Revolving Credit Termination Date at a rate per annum equal to 3/8 of 1%. Accrued commitment fees shall be payable quarterly in arrears on each Quarterly Date and on the earlier of the date the Aggregate Commitments are terminated or the Revolving Credit Termination Date."

             (b) Sections 2.07(c) and (d) of the Credit Agreement are hereby amended in their entirety to read as follows:

                  "(c)  Subject to Section 2.07(d), upon redetermination of the amount of the Borrowing Base in accordance with Section 2.08, if the aggregate outstanding principal amount of the Loans exceeds the redetermined Borrowing Base, then the Borrowers shall prepay the Loans in an aggregate principal amount equal to such excess in six equal monthly installments, together with interest on the principal amount paid accrued to the date of each such prepayment, with the first installment commencing no later than fifteen (15) Business Days after receipt of the Agent's notice of the new Borrowing Base and the next five installments on the same day of each successive month thereafter.

                   (d) If, after a sale, assignment, farmout, conveyance or other transfer ("TRANSFER") of any Oil and Gas Properties (or any interest therein) and any redetermination of the Borrowing Base pursuant to Section 2.08(d), the aggregate outstanding principal amount of the Loans exceeds the redetermined Borrowing Base, then the Borrowers shall promptly prepay the Loans in an aggregate principal amount equal to such excess, together with interest on the principal amount paid accrued to the date of such prepayment."

             (c) Section 2.08(a), (b) and (d) of the Credit Agreement are hereby amended in their entirety to read as follows:

                   "(a)  The Borrowing Base shall be determined in accordance with Section 2.08(b) by the Agent with the concurrence of the Lenders and is subject to redetermination in accordance with
             Section 2.08(d). Upon any redetermination of the Borrowing Base, such redetermination shall remain in effect until the next successive Redetermination Date. "REDETERMINATION DATE" shall mean the date that the redetermination Borrowing Base becomes effective subject to the notice requirements specified in
             Section 2.08(e) both for scheduled redeterminations and unscheduled redeterminations. So long as any of the Commitments are in effect and Loans are outstanding hereunder, this facility shall be governed by the then effective Borrowing Base. During the period from and after the First Amendment Effective Date until the Borrowing Base is redetermined pursuant to Section 2.08(d) or adjusted pursuant to Section 8.08(c), the amount of the Borrowing Base shall be $35,000,000.

                   (b) Upon receipt of the reports required by Section 8.07 and such other reports, data and supplemental information as may from time to time be reasonably requested by the Agent (the "ENGINEERING REPORTS"), the Agent will redetermine the Borrowing Base. Such redetermination will be in accordance with its normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time. Each Lender, in its sole discretion, may make adjustments to the rates, volumes and prices and other assumptions set forth therein in accordance with its normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time including, without limitation, taking into account the level of general and administrative expenses, subordinated debt, the Senior Notes, operating and drilling history, and accessibility to the public equity markets. The Agent shall propose to the Lenders a new Borrowing Base within 30 days following receipt by the Agent and the Lenders of the Engineering Reports in a timely and complete manner. After having received notice of such proposal by the Agent, the Lenders shall have 14 days to agree or disagree with such proposal. If at the end of the 14 days, any Lenders have not communicated their approval or disapproval, such silence shall be deemed to be an approval and the Agent's proposal shall be the new Borrowing Base. If however, the Lenders notify Agent within such 14 days of their disapproval, the Lenders shall, within a reasonable period of time, agree on a new Borrowing Base. The Agent and all of the Lenders must approve a new Borrowing Base."

               "(d) So long as the Commitments are in effect and until payment in full of all Loans hereunder, on or before the fifteenth
          (15th) day of each May and November, commencing May 15, 1995 (each being a "SCHEDULED REDETERMINATION DATE"), the Lenders shall redetermine the amount of the Borrowing Base in accordance with
          Section 2.08(b). In addition, the Majority Lenders may initiate a redetermination of the Borrowing Base (i) if, during any period beginning on the First Amendment Effective Date or a Scheduled Redetermination Date, as applicable, and ending on the immediately succeeding Scheduled Redetermination Date, the Obligors make a Transfer of any Oil and Gas Properties (or interests therein) which were given value in the immediately preceding Borrowing Base redetermination and have a cumulative fair market value exceeding $3,000,000 and (ii) at any other time as they so elect; provided, however, that the Majority Lenders may (absent a Transfer of Oil and Gas Properties as described in clause (i) above) initiate only one such unscheduled redetermination during any consecutive twelve
          (12) month period by specifying in writing to the Borrowers the date on which the Borrowers are to furnish a Reserve Report in accordance with Section 8.07(b) and the date on which such redetermination is to occur."

     Section 2.03 AMENDMENTS AND SUPPLEMENTS TO ARTICLE VII. Section 7.07 of the Credit Agreement is hereby amended in it entirety to read as follows:

          "Section 7.07 USE OF LOANS. The proceeds of Loans in an aggregate amount not to exceed $30,000,000 shall be used for current working capital expenses and other customary general business purposes of the Borrowers, and any additional Loans available under this Agreement shall be used for current exploration and development capital expenditures, including the acquisition of Oil and Gas Properties. None of the Obligors is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of

     Regulation G, U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan hereunder will be used or carry any margin stock.

     Section 2.04.  AMENDMENTS AND SUPPLEMENTS TO ARTICLE VIII.

          (a) Section 8.01(j) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "(j) Within 45 days after the end of each quarter, a report satisfactory in form and substance to the Lenders containing, a summary of production volumes and the actual weighted commodity price received (expressed both as a gross price and as a price net of transportation costs)."

          (b) Sections 8.01(k) and (l) of the Credit Agreement are hereby deleted in their entirety."

          (c) The last paragraph of Section 8.01 is hereby amended by deleting therefrom references to Sections 9.13, 9.15, 9.17 and 9.26.

          (d) Section 8.09 of the Credit Agreement is hereby deleted in its entirety."

     Section 2.05.  AMENDMENTS AND SUPPLEMENTS TO ARTICLE IX.

          (a) Section 9.01 of the Credit Agreement is hereby amended and supplemented by adding thereto a new subsection (h) to read in its entirety as follows:

               "(h) Debt evidenced by the Senior Notes and guarantees of such Debt by the Obligors."

          (b) Section 9.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "Section 9.12 CURRENT RATIO. The Parent will not permit its ratio of (i) consolidated current assets (including, prior to February 1, 1996, unused availability under the Commitment) to (ii) consolidated current liabilities to be less than 1.0 to 1.0 at any time."

          (c)  Sections 9.13, 9.14, 9.15, 9.16, 9.17 and 9.24 of the Credit
     Agreement are hereby deleted in their entirety.

          (d) Section 9.26 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

               "Section 9.26 LIMITED ON ACQUISITIONS. From and after the First Amendment Effective Date and each Scheduled Redetermination Date until the immediately succeeding Scheduled Redetermination Date, the Obligors will not acquire any Oil and Gas Properties (or any interests therein) which during each such period exceed $5,000,000 in the aggregate, other than with proceeds from permitted assets sales."

     Section 2.06 AMENDMENTS AND SUPPLEMENTS TO ARTICLE X. Section 10.01 of the Credit Agreement is hereby amended and supplemented by adding thereto new subsections (l) and (m) to read in their entirety as follows:

          "(l) the occurrence of any event which requires mandatory prepayment, in whole or in part, of the Senior Notes.

           (m)  a default or event of default shall occur under the Indenture."

     Section 2.07 AMENDMENTS AND SUPPLEMENTS TO EXHIBITS. Exhibit G to the Credit Agreement is hereby replaced with Exhibit G-1 attached hereto.


                           ARTICLE III. CONDITIONS

     The enforceability of this First Amendment against the Agent and the Lenders is subject to the satisfaction of the following conditions precedent:

     Section 3.01 LOAN DOCUMENTS. The Agent shall have received the following:

          (a) multiple original counterparts, as requested by the Agent, of this First Amendment executed and delivered by a duly authorized officer of the Borrowers, Guarantors, Agent, and each Lender; and

          (b) favorable written opinions of Stahl & Zelmanovitz, counsel to the Borrowers and Guarantors, and Hargrove, Pesnell & Wyatt, special Louisiana counsel to the Borrowers and Guarantors, in form and substance satisfactory to the Agent, as to such matters incident to the transactions herein contemplated as the Agent may reasonably request.

     Section 3.02 CORPORATE PROCEEDINGS OF LOAN PARTIES. The Agent shall have received multiple copies, as requested by the Agent, of the resolutions, in form and substance reasonably satisfactory to the Agent, of the Boards of Directors of the Borrowers and the Guarantors, authorizing the execution, delivery and performance of this First Amendment, each such copy being attached to an original certificate of the Secretary or an Assistant
Secretary of the Borrowers or the Guarantors, as applicable, dated as of the Effective Date, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consents or at meetings of the Boards of Directors, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the Effective Date, (iv) that the respective articles of incorporation and bylaws of the Borrowers and the Guarantors have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (v) as to the incumbency and signature of the officers of the Borrowers or the Guarantors, as applicable, executing this First Amendment.

     Section 3.03 REPRESENTATIONS AND WARRANTIES. Except as affected by the transactions contemplated in the Credit Agreement and this First Amendment, each of the representations and warranties made by the Borrowers and the Guarantors in or pursuant to any of the Loan Documents shall be true and correct in all material respects as of the Effective Date (rather than the Closing Date, as defined in the Credit Agreement), as if made on and as of such date.

     Section 3.04 NO DEFAULT. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

     Section 3.05 NO CHANGE. No event shall have occurred since December 31, 1994, which, in the reasonable opinion of the Lenders, could have a material adverse effect on the condition (financial or otherwise), business, operations or prospects of the Borrowers or the Guarantors.

     Section 3.06 SECURITY INSTRUMENTS. All of the Security Instruments shall be in full force and effect and provide to the Agent the security intended thereby to secure the Indebtedness, as amended and supplemented hereby.

     Section 3.07 SENIOR NOTES AND BANK FACILITIES EVENTS. The following events shall have occurred:

          (i) the Indenture with terms and provisions satisfactory to the Lenders shall have been executed;

          (ii)   all of the Senior Notes shall have been issued;

          (iii) all indebtedness under the Bridge Facility shall have been paid in full and the Bridge Facility terminated;

          (iv) the entire balance of Indebtedness outstanding under the Credit Agreement shall have been repaid; and

          (v) payment of engineering fees due pursuant to Section 2.04(c) of the Credit Agreement.

     Section 3.08 OTHER INSTRUMENTS OR DOCUMENTS AND PAYMENT OF LEGAL FEES. The Agent or any Lender or counsel to the Agent shall receive such other instruments or documents as they may reasonably request and all invoiced fees and expenses of the Agent's legal counsel shall have been paid.

                          ARTICLE IV. MISCELLANEOUS

     Section 4.01 ADOPTION, RATIFICATION AND CONFIRMATION OF CREDIT AGREEMENT. Each of the Borrowers, the Guarantors, the Agent, and the Lenders does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

     Section 4.02 RATIFICATION AND AFFIRMATION OF GUARANTY. Each of the Guarantors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligation under its Guaranty Agreement dated as of February 7, 1995, in favor of the Agent and the Lenders, as amended, supplemented or otherwise modified, (iii) acknowledges, renews and extends its continued liability under its Guaranty Agreement and agrees that said Guaranty Agreement remains in full force and effect; and
(iv) guarantees to the Agent and each Lender to promptly pay when due all amounts owing or to be owing by it under its Guaranty pursuant to the terms and conditions thereof.

     Section 4.03 SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

     Section 4.04 COUNTERPARTS. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Borrowers, the Guarantors, the Agent and the Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this First Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this First Amendment by each necessary party hereto and shall constitute one instrument.

     Section 4.05 NUMBER AND GENDER. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

     Section 4.06 ENTIRE AGREEMENT. This First Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this First Amendment.

     Section 4.07 INVALIDITY. In the event that any one or more of the provisions contained in this First Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this First Amendment.

     Section 4.08 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to Articles, Sections, subsections or other divisions of this First Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

     Section 1.09 GOVERNING LAW. This First Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

     THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, AS SUPPLEMENTED AND AMENDED HEREBY, THE NOTES, AND THE OTHER SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                   [SIGNATURE PAGES BEGIN ON THE NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.


BORROWERS:

                                       KELLEY OPERATING COMPANY, LTD

                                       By: Kelley Oil Corporation,
                                           its Managing General Partner


                                       By:   W. MATT RALLS
                                          -----------------------------------
                                             W. Matt Ralls
                                             Senior Vice President


                                       KELLEY OIL CORPORATION

                                       By:   W. MATT RALLS
                                          -----------------------------------
                                             W. Matt Ralls
                                             Senior Vice President


GUARANTORS:

                                     KELLEY OIL & GAS PARTNERS, LTD

                                     By:   Kelley Oil Corporation,
                                             its Managing General Partner


                                     By:   W. MATT RALLS
                                        - -----------------------------------
                                           W. Matt Ralls
                                           Senior Vice President


                                     KELLEY OIL & GAS CORPORATION

                                     By:   W. MATT RALLS
                                        -------------------------------------
                                           W. Matt Ralls
                                           Senior Vice President

                                     KELLEY PARTNERS 1992
                                     DEVELOPMENT DRILLING JOINT
                                     VENTURE

                                     By:   Kelley Partners 1992 Development
                                           Drilling Program, the Managing
                                           Joint Venture

                                     By:   Kelley Oil Corporation,
                                             its Managing General Partner



                                     By:   W. MATT RALLS
                                         ------------------------------------
                                           W. Matt Ralls
                                           Senior Vice President


                                     KELLEY PARTNERS 1994
                                     DEVELOPMENT DRILLING JOINT
                                     VENTURE

                                     By:   Kelley Partners 1994 Development
                                             Drilling Program, the Managing
                                             Joint Venture


                                     By:   Kelley Oil Corporation,
                                             its Managing General Partner


                                     By:   W. MATT RALLS
                                        ------------------------------------
                                           W. Matt Ralls
                                           Senior Vice President

                                      KELLEY PARTNERS 1992
                                      DEVELOPMENT DRILLING PROGRAM


                                      By: Kelley Oil Corporation,
                                            its Managing General Partner


                                      By:    W. MATT RALLS
                                         -------------------------------
                                             W. Matt Ralls
                                             Senior Vice President


                                      KELLEY PARTNERS 1994
                                      DEVELOPMENT DRILLING PROGRAM


                                      By: Kelley Oil Corporation,
                                            its Managing General Partner


                                      By:    W. MATT RALLS
                                         -------------------------------
                                             W. Matt Ralls
                                             Senior Vice President

LENDER AND AGENT:                     BANK OF MONTREAL, individually and
                                          as Agent


                                      By:_______________________________
                                      Name:  Robert L. Roberts
                                      Title: Director, U.S. Corporate Banking

LENDER AND CO-AGENT:                  UNION BANK, individually and as
                                          Co-Agent


                                      By:_______________________________
                                      Name:  Carl Stutzman
                                      Title: Vice President


                                      By:_______________________________
                                      Name:
                                      Title:

LENDERS:                              NBD BANK


                                      By:_______________________________
                                      Name:  George R. Schanz
                                      Title: Vice President

                                 EXHIBIT G-1

                       LIST OF MAXIMUM CREDIT AMOUNTS

                                                              Maximum
  Name of Lender              Percentage Share             Credit Amount
  --------------              ----------------             -------------
Bank of Montreal                   38.75%                   $15,500,000
Union Bank                         33.125%                  $13,250,000
NBD Bank                           28.125%                  $11,250,000
                                   ------                   -----------
            TOTAL                  100%                     $40,000,000